UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

Personal Strategy Income Fund	November 30, 2014

Unaudited

The views and opinions in this report were current as of November 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated strong gains relative to international markets as measured in terms of U.S. dollars over the past six months. Good corporate earnings, favorable economic data, and declining oil prices were supportive and appeared to eclipse worries about geopolitical turmoil and the end of the Federal Reserve’s asset purchase program. Domestic investment-grade bonds produced good gains amid declining intermediate- and long-term Treasury yields. High-quality debt outperformed high yield and corporate bonds. Energy sector issuers, which have come to represent a meaningful component of the high yield market, were hurt by falling oil prices. Equities in developed non-U.S. markets declined overall, primarily due to the strength of the U.S. dollar versus other currencies. European shares fell, while Asian markets advanced moderately thanks to gains in Hong Kong and Japan. Emerging markets stocks, in aggregate, posted modest losses. Bonds in developed non-U.S. markets declined due to the strength of the dollar, while emerging markets bonds gained. The Personal Strategy Funds generated modest gains, though they underperformed their respective combined index portfolio benchmarks.

MARKET ENVIRONMENT

U.S. stocks outperformed equities in other regions, as the large-cap Standard & Poor’s 500 Index returned 8.58% during the past six months. Data released over the course of the reporting period showed a steady improvement in the U.S. labor market culminating in an additional 321,000 jobs in November. That, combined with sharply falling oil prices and strong economic growth, spurred a rise in consumer sentiment. By the end of the period, the unemployment rate settled in at 5.8%. After contracting in the first quarter and expanding by an annualized rate of 4.6% in the second quarter, the U.S. gross domestic product (GDP) advanced a strong 3.9% in the third quarter of 2014. An improving employment picture and rising wages were seen as good news for consumers, which boosted investor confidence and consumer discretionary stocks, a bellwether for consumer sentiment. The Federal Reserve kept its fed funds rate in the 0.00% to 0.25% range but ended its quantitative easing (QE) program, as expected, with the final purchases of U.S. Treasury bonds and mortgage-backed securities in October. Investors seemed relatively unfazed by the specter of an initial increase in short-term rates from the central bank in mid-2015.

Stocks in developed European markets finished the reporting period lower in U.S. dollar terms due to the strengthening dollar. In addition, investors have become increasingly concerned about stagnant eurozone economic growth and deflation. In September, the European Central Bank (ECB) announced that it would start to buy asset-backed securities and certain types of secured debt but stopped short of announcing a full-scale QE initiative that would involve purchases of government bonds. Japanese stocks advanced under 2% for the reporting period. In mid-2014, Prime Minister Shinzo Abe outlined a series of structural reforms designed to reinvigorate corporate earnings and improve the country’s positioning for future economic growth. These changes have proven difficult to implement because of Japan’s demographics, cultural factors, and political hurdles. At the end of October, the Bank of Japan (BoJ) surprised markets by increasing the targeted size of its securities purchases, which provided a significant boost to Japanese stocks.

Overall emerging markets equities declined in U.S. dollar terms for the six-month reporting period. Asian markets advanced, led by India and China, while emerging European stocks declined with Russia falling nearly 22%. Emerging Latin American shares fell over 6%. Tumbling oil and commodity prices, as well as a rising dollar, weighed on many markets. Toward the end of the period, China cut its benchmark one-year deposit and lending rates to try to jump-start an economy unlikely to meet the official 7.5% goal for 2014. After the reporting period, Russia’s central bank announced its biggest rate increase since 1998 to defend the declining ruble, which declined nearly 30% over the last six months.

U.S. interest rates generally fell despite the Fed’s conclusion of its asset purchase program. The yield on the 10-year Treasury note fell from 2.48% at the end of May 2014 to 2.18% by the end of our reporting period. Treasury and other investment-grade returns were positive, but persistently falling energy prices hurt riskier assets such as high yield bonds. The U.S. dollar strengthened markedly against most other currencies for most of the reporting period, which hurt the performance of non-U.S. dollar-denominated bonds for U.S.-based investors. Bonds in developed non-U.S. markets declined overall, while emerging markets bonds produced a small gain.

PORTFOLIO REVIEW AND POSITIONING

Stocks
Overall, our allocation to U.S. equities produced good returns and outpaced non-U.S. equities. Our domestic large-cap stock portfolio generated solid returns, roughly in line with the Russell 3000 Index, with growth outperforming value stocks. American Airlines was a strong contributor as investors anticipated a smooth integration of US Airways following their merger as well as benefits from consolidating schedules and eliminating unprofitable routes. Biotechnology company Gilead Sciences generated strong returns as a result of its groundbreaking—and extremely expensive—hepatitis C drug, Sovaldi, which the Food and Drug Administration approved in December 2013. Energy stocks were among the significant detractors, weighed down by declining oil prices. Shares of Texas-based Pioneer Natural Resources, a large independent oil and gas exploration and production company, tumbled, as did oil and gas producer Apache, which fell after its chief financial officer resigned. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Outside the U.S., Chinese Internet powerhouses Baidu and Alibaba Group Holding were significant performance contributors. Baidu recovered from some weakness in early 2014 and gained as a result of strong revenue growth and a promising outlook for wider profit margins. The company has experienced significant increases in revenue from mobile computing, and we expect ongoing margin expansion to drive its earnings higher going into 2015. In September, we participated in the initial public offering (IPO) for Alibaba. The shares rallied sharply after the IPO and made a notable performance contribution. Alibaba controls 80% of China’s fast-growing e-commerce market and has a business model that we believe can serve even more customers without significant additional capital expenditures. We also think that it will be able to generate high cash flow volumes. On the other hand, Standard Chartered, a UK-based multinational bank, fell sharply as its profits declined due in part to increasing costs and growing nonperforming loans. Norwegian oil and gas explorer Statoil also declined steadily during the period as the price of oil fell and costs increased. UK-based grocer Tesco continued its steady decline that began in February 2014 amid a perfect storm of declining sales in the face of steepening competition, revelations of long-time accounting irregularities, quality issues, and resignation of its chairman.

We started the reporting period with an overweight allocation to stocks relative to bonds, but by the end of November 2014, we had moved to a neutral position. Equities are now broadly at or above historical average valuation levels, so the risk-reward profile for stocks relative to bonds is now about evenly balanced. We expect less upside support for equities from expansion of valuations and profit margins, which are at peak levels. As we pared our overweight to equities, we increased the portfolio’s fixed income investments in expectation that bond returns will remain modest as accommodative global central bank monetary policy continues, which should moderate downside risks to bonds.

We maintained an overweight to international equities relative to U.S. stocks in light of more attractive valuations, with emerging markets valuations particularly compelling. Within the portfolio’s U.S. equities allocation, we remain overweight to large-cap stocks as small-cap valuations look richly priced relative to large-caps. The portfolio is modestly overweight U.S. growth stocks relative to value shares because growth stocks tend to benefit more in a slow economic recovery. However, we moderated the overweight to U.S. growth stocks during the reporting period as the economy gradually improved. To provide additional diversification and long-term protection from inflation, the portfolio also includes an allocation to real assets equities that are involved in or have exposure to industries related to real estate and commodities, which was a negative contributor to performance over the period.

Bonds
Our fixed income allocation generated a small gain for the period, underperforming its benchmark, the Barclays U.S. Aggregate Bond Index, as intermediate- and long-term U.S. interest rates fell and prices rose following a short ascent at the beginning of the reporting period. Investment-grade bonds performed best, producing a modest return. Diversifying fixed income sectors declined as rates fell and the dollar strengthened significantly during the period. Notably, high yield bonds declined, roughly in line with its style-specific benchmark, while bonds in developed non-U.S. markets declined sharply. Our emerging markets allocation fell slightly, though its style-specific benchmark was modestly positive.

We maintained a modest overweight to high yield bonds. However, we reduced the size of this overweight position in 2014, as high yield valuations became somewhat expensive relative to historical averages and we sought to take advantage of the generally favorable liquidity conditions to pare back our holdings in the asset class. On the positive side, we still think that the fundamental credit quality of many high yield issuers remains strong in the context of an improving U.S. economy, and we expect default rates to stay low. We started the reporting period overweight to emerging markets bonds relative to U.S. investment-grade debt when their valuations were more attractive; however, at the end of September, we reduced our overweight to neutral against a backdrop of potential Fed monetary policy tightening and various country-specific risks. The portfolio is underweight non-U.S. dollar-denominated bonds because of our outlook for continued strengthening in the dollar against the backdrop of a generally improving U.S. economy and the prospects for the Fed to raise interest rates in 2015.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

As shown in the Performance Comparison table, the Personal Strategy Income Fund underperformed its combined index portfolio but outpaced its Morningstar benchmark and Lipper peer group index for the six-month period ended November 30, 2014.

Exposure to diversifying sectors not included in the fund’s combined index portfolio, particularly non-U.S. bonds, real assets equities, and high yield bonds, detracted from relative performance for the period as the U.S. dollar steadily strengthened and oil prices declined.

Security selection detracted from relative performance, specifically within our emerging markets and U.S. investment-grade bond allocations, as well as within our U.S. large-cap equity allocation where online travel and booking company Priceline and gaming company Wynn Resorts were significant detractors. However, security selection in our emerging markets and developed non-U.S. equity allocations contributed, as each outperformed its style-specific benchmark.

The fund’s positioning aided relative performance. Within our fixed income portfolio, our underweight allocation to non-U.S. bonds contributed as the U.S. dollar strengthened relative to several major developed market currencies, including the euro and Japanese yen. Within equities, our underweight allocation to U.S. small-cap stocks relative to U.S. large-caps aided relative performance. In addition, an overweight to emerging markets equities and an underweight allocation to real assets equities contributed to relative performance. The real assets equities asset class, which includes natural resource, metals and mining, and real estate equities, was hurt by falling oil and commodity prices. However, our overweight allocation to non-U.S. stocks weighed on relative performance as non-U.S. stocks declined, while U.S. equities generated solid gains.

The fund’s target allocation to equities was 40% at the end of the reporting period versus 41% on May 31, 2014. The target allocation to bonds and cash was 60% at the end of the period, versus 59% six months ago. The actual allocations may differ from the target allocations due to varying investment time horizons, market conditions, trading environments, and other factors.

Personal Strategy Balanced Fund

The Personal Strategy Balanced Fund underperformed its combined index portfolio and lagged its Lipper peer group index, but outpaced its Morningstar benchmark for the six-month period ended November 30, 2014.

Exposure to diversifying sectors not included in the fund’s combined index portfolio, particularly non-U.S. bonds, real assets equities, and high yield bonds, detracted from relative performance for the period as the U.S. dollar steadily strengthened and oil prices declined.

Security selection also slightly weighed on relative performance within equities as our U.S. large-cap equity allocation underperformed its style-specific benchmark. Online travel and booking company Priceline and gaming company Wynn Resorts were significant detractors. Security selection within fixed income also detracted as our emerging markets and U.S. investment-grade bond allocations underperformed their style-specific benchmarks. However, security selection in our emerging markets equity and developed non-U.S. market equity allocations partially offset the detractions, as they outperformed their style-specific benchmarks.

The fund’s positioning aided relative performance within our fixed income portfolio; particularly our underweight allocation to international bonds contributed as the U.S. dollar strengthened relative to several major developed market currencies, including the euro and Japanese yen. Within equities, our underweight allocation to U.S. small-cap stocks relative to U.S. large-caps aided relative performance. In addition, an overweight to emerging markets equities and an underweight allocation to real assets equities contributed to relative performance. The real assets equities asset class, which includes natural resource, metals and mining, and real estate equities, was hurt by falling oil and commodity prices. However, our overweight allocation to non-U.S. stocks weighed on relative performance as non-U.S. stocks declined, while U.S. equities generated solid gains.

The fund’s target allocation to equities was 60% at the end of the current reporting period versus 61% on May 31, 2014. The target allocation to bonds and cash was 40% versus 39% six months ago. The actual allocations may differ from the target allocations due to varying investment time horizons, market conditions, trading environments, and other factors.

Personal Strategy Growth Fund

The Personal Strategy Growth Fund slightly underperformed its combined index portfolio benchmark and Lipper peer group but outpaced its Morningstar benchmark for the six-month period ended November 30, 2014.

Exposure to diversifying sectors not included in the fund’s combined index portfolio, particularly real assets equities, non-U.S. and high yield bonds, detracted from performance for the period as the U.S. dollar steadily strengthened and oil prices declined.

Security selection in our emerging markets equity and developed market non-U.S. equity allocations contributed to relative performance as each outperformed its style-specific benchmark. However, security selection within our U.S. large-cap equity portfolio detracted from performance. Online travel and booking company Priceline and gaming company Wynn Resorts were significant detractors. Security selection within our emerging markets and U.S. investment-grade bond allocations detracted as each underperformed its style-specific benchmark.

The fund’s positioning within equities aided relative performance. In particular, our underweight allocation to U.S. small-cap stocks relative to U.S. large-caps aided relative performance. In addition, an overweight to emerging markets and an underweight allocation to real assets equities contributed to relative performance. The real assets equities asset class, which includes natural resource, metals and mining, and real estate equities, was hurt by falling oil and commodity prices. However, our overweight allocation to non-U.S. stocks weighed on relative performance as that allocation declined, while U.S. equities generated solid gains. Within our fixed income portfolio, an underweight allocation to international bonds contributed as the U.S. dollar strengthened relative to several major developed market currencies, including the euro and Japanese yen.

The fund’s target allocation to equities was 80% at the end of the reporting period versus 81% on May 31, 2014. The target allocation to bonds and cash was 20% versus 19% six months ago. The actual allocations may differ from the target allocations due to varying investment time horizons, market conditions, trading environments, and other factors.

OUTLOOK

Our expectation for global growth over the next several quarters remains modest. In the U.S., diminishing fiscal headwinds, improving private sector demand, and moderate job growth should support gradual improvement in economic activity. We expect corporate capital expenditures to continue to improve, with GDP growth likely trending between 2.5% and 3.0% for the balance of 2014. With this modest economic expansion, corporate revenue should grow in the low- to mid-single digits and earnings will likely increase at a similar pace as companies incrementally expand their profit margins. However, we think that the strengthening trend in the U.S. dollar will endure for some time, which could weigh on earnings for companies that generate sales outside the U.S.

In contrast, European growth has softened amid concerns over deflation and the impact of Russian counter-sanctions. Meanwhile the Japanese economy slipped into recession in the third quarter following the impact of last April’s sales tax increase. We expect ongoing expansion of the accommodative monetary policies of the ECB and the BoJ along the lines of the large increase in securities purchases that the Japanese central bank announced at the end of the reporting period. These stimulative policies should help spur growth and inflation higher in Europe and Japan, but they are likely to stand in contrast with steps toward policy normalization that the Fed and the Bank of England are likely to implement sometime in 2015. This divergence in monetary policy could also put pressure on the euro and the yen relative to the U.S. dollar, which would weigh on eurozone and Japanese returns for U.S. investors.

We expect U.S. interest rates to trend higher in 2015 as the growth accelerates and the Fed starts to raise rates. This will likely lead to near-term volatility in emerging markets stocks and bonds. There are significant differences among developing countries in terms of economic growth, inflation, and fiscal positions, and lower commodity prices could put additional pressure on the fiscal accounts of countries that are net exporters of commodities. On the positive side, many emerging markets companies—particularly those with the most export exposure—should benefit from stronger, U.S.-led global growth.

The impending divergence in monetary policy globally could generate significant volatility as markets adjust to interest rates moving in varying directions, reinforcing the importance of the broad global diversification in the Personal Strategy Funds. We believe that our diversified portfolios and careful focus on fundamental research can enhance our ability to produce good long-term returns for our shareholders, despite the potential effect of these divergences.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Charles Shriver
Portfolio manager and chairman of the funds’ Investment
Advisory Committee

December 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes as of May 31, 2014:

●	Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Barclays U.S. Aggregate Bond Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from emerging markets countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 11/30/14	Year Ended 5/31/14	5/31/13	5/31/12	5/31/11	5/31/10
NET ASSET VALUE						
Beginning of period	$ 18.93	$ 18.03	$ 16.21	$ 16.82	$ 14.71	$ 13.08
Investment activities						
Net investment income(1)	0.17(2)	0.35(2)	0.36(2)	0.40(2)	0.41(2)	0.37(2)
Net realized and unrealized gain / loss	0.17	1.50	1.91	(0.57)	2.10	1.63
Total from investment activities	0.34	1.85	2.27	(0.17)	2.51	2.00
Distributions						
Net investment income	(0.20)	(0.37)	(0.37)	(0.41)	(0.40)	(0.37)
Net realized gain	–	(0.58)	(0.08)	(0.03)	–	–
Total distributions	(0.20)	(0.95)	(0.45)	(0.44)	(0.40)	(0.37)
NET ASSET VALUE						
End of period	**$ 19.07**	**$ 18.93**	**$ 18.03**	**$ 16.21**	**$ 16.82**	**$ 14.71**
Ratios/Supplemental Data						
Total return(3)	**1.81%(2)**	**10.60%(2)**	**14.21%(2)**	**(0.94)%(2)**	**17.32%(2)**	**15.41%(2)**
Ratio of total expenses to average net assets	0.45%(2)(4)	0.45%(2)	0.46%(2)	0.48%(2)	0.51%(2)	0.55%(2)
Ratio of net investment income to average net assets	1.75%(2)(4)	1.93%(2)	2.06%(2)	2.46%(2)	2.58%(2)	2.58%(2)
Portfolio turnover rate	34.8%	58.7%	64.8%	62.0%	56.3%	43.9%
Net assets, end of period (in millions)	$ 1,422	$ 1,372	$ 1,194	$ 989	$ 1,003	$ 853

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.14%, 0.14%, 0.15%, 0.15%, 0.13%, and 0.11% of average net assets for the six months ended 11/30/14 and the years ended 5/31/14, 5/31/13, 5/31/12, 5/31/11, and 5/31/10, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 36.7%		
CONSUMER DISCRETIONARY 5.7%		
Auto Components 0.2%		
Aisin Seiki (JPY)	21,300	762
Autoliv, GDR (SEK)	4,655	460
Delphi Automotive	3,400	248
Gentex	1,200	43
GKN (GBP)	171,142	924
Johnson Controls	1,700	85
Koito Manufacturing (JPY)	8,800	276
Strattec Security	400	42
Sumitomo Rubber Industries (JPY)	44,300	675
		3,515
Automobiles 0.4%		
BMW (EUR)	10,041	1,149
Harley-Davidson	1,600	111
Honda Motor (JPY)	26,700	803
Mitsubishi Motors (JPY)	45,700	470
Suzuki Motor (JPY)	28,700	907
Tesla Motors (1)	2,900	709
Toyota Motor (JPY)	29,200	1,800
		5,949
Distributors 0.0%		
Core-Mark Holding	1,900	114
		114
Hotels, Restaurants & Leisure 1.2%		
BJ's Restaurants (1)	2,200	108
Bloomin Brands (1)	5,700	130
Brinker	2,000	113
Carnival	51,100	2,257
Chipotle Mexican Grill (1)	3,250	2,157
Compass Group (GBP)	74,634	1,272

Denny's (1)	8,700	84
Hilton Worldwide Holdings (1)	24,976	655
Jack in the Box	2,100	156
Krispy Kreme (1)	5,900	120
Las Vegas Sands	17,900	1,140
Marriott, Class A	3,547	279
McDonald's	4,500	436
MGM Resorts International (1)	35,500	810
Red Robin Gourmet Burgers (1)	1,600	108
Sonic	4,780	130
Starbucks	34,200	2,777
Starwood Hotels & Resorts Worldwide	2,100	166
The Cheesecake Factory	1,650	80
Wynn Macau (HKD)	302,400	990
Wynn Resorts	15,800	2,822
		16,790
Household Durables 0.2%		
Meritage (1)	2,400	94
Panasonic (JPY)	44,900	580
Persimmon (GBP)	49,114	1,178
Sony (JPY)	18,000	394
Standard Pacific (1)	3,800	29
		2,275
Internet & Catalog Retail 1.2%		
Amazon.com (1)	23,000	7,789
Coupons.com (1)	2,150	33
Ctrip.com International, ADR (1)	12,700	687
HSN	1,400	102
Netflix (1)	3,700	1,282
Priceline (1)	4,700	5,453
Vipshop Holdings, ADR (1)	58,000	1,326
		16,672

Leisure Products 0.0%		
Brunswick	8,100	403
Polaris Industries	200	31
		434
Media 0.8%		
Comcast, Class A	29,500	1,676
CyberAgent (JPY) (2)	8,700	347
Discovery Communications, Class C (1)	2,400	82
Eutelsat Communications (EUR)	27,721	917
Eutelsat Communications, Rights, 12/18/14 (EUR) (1)	27,721	—
Informa (GBP)	42,093	317
Liberty Global, Series A (1)	1,716	89
Liberty Global, Series C (1)	16,434	820
Madison Square Garden, Class A (1)	425	31
National Cinemedia	700	10
Scholastic	1,627	58
Sky (GBP)	70,622	1,029
Time Warner	5,200	443
Twenty-First Century Fox, Class A	10,100	372
Viacom, Class B	19,400	1,467
Walt Disney	9,400	869
WPP (GBP)	104,720	2,195
		10,722
Multiline Retail 0.2%		
Burlington Stores (1)	900	40
JC Penney (1)	89,200	715
Kohl's	12,550	748
Lojas Renner (BRL)	13,700	410
Marks & Spencer Group (GBP)	99,632	761
Tuesday Morning (1)	3,300	70
		2,744

Specialty Retail 1.1%

American Eagle Outfitters	5,500	78
ANN (1)	4,100	151
AutoZone (1)	600	347
CarMax (1)	6,700	382
Chico's	8,200	130
Christopher & Banks (1)	2,425	18
Express (1)	5,500	82
Five Below (1)	1,700	79
Francesca's Holdings (1)	2,800	35
hhgregg (1)	700	4
Hibbett Sports (1)	1,000	50
Home Depot	18,700	1,859
Kingfisher (GBP)	174,095	850
L Brands	11,000	890
Lowe's	80,700	5,151
Michaels (1)	1,500	36
Monro Muffler Brake	1,725	94
O'Reilly Automotive (1)	11,100	2,028
Pier 1 Imports	5,800	80
Restoration Hardware Holdings (1)	1,500	127
Ross Stores	10,700	979
Stage Stores	1,000	20
Tiffany	1,800	194
Tile Shop Holdings (1)	400	4
TSC	14,900	1,146
World Duty Free (EUR) (1)	49,942	484
Zumiez (1)	3,100	111
		15,409

Textiles, Apparel & Luxury Goods 0.4%

Fossil (1)	500	56
Hanesbrands	10,100	1,169
Kering (EUR)	5,655	1,169

Michael Kors Holdings (1)	5,900	453
Moncler (EUR)	12,244	182
Nike, Class B	8,300	824
PVH	200	25
Quiksilver (1)	23,500	48
Ralph Lauren	100	18
Richemont, Class A (CHF)	12,823	1,206
Samsonite International (HKD)	166,500	556
Tumi Holdings (1)	4,700	103
V. F.	1,300	98
Wolverine World Wide	3,300	101
		6,008
Total Consumer Discretionary		80,632

CONSUMER STAPLES 2.0%

Beverages 0.3%

Coca-Cola Enterprises	5,000	220
Constellation Brands, Class A (1)	1,500	145
Dr Pepper Snapple	16,200	1,199
Kirin Holdings (JPY)	45,000	578
Monster Beverage (1)	1,200	134
PepsiCo	5,600	560
Pernod Ricard (EUR)	7,771	922
		3,758

Food & Staples Retailing 0.5%

Costco Wholesale	8,400	1,194
CVS Health	15,500	1,416
Diplomat Pharmacy (1)	1,000	27
FamilyMart (JPY)	21,400	790
Fresh Market (1)	2,600	106
Rite Aid (1)	131,200	719
Sysco	48,200	1,940

Tobacco 0.1%		
Philip Morris International	21,200	1,843
		1,843
Total Consumer Staples		29,176
ENERGY 1.6%		
Energy Equipment & Services 0.1%		
Aspen Aerogels (1)	2,800	23
C&J Energy Services (1)	1,600	24
China Oilfield Services, H Shares (HKD)	209,000	368
Forum Energy Technologies (1)	2,000	48
Gulf Island Fabrication	2,000	39
Key Energy Services (1)	3,900	7
Schlumberger	200	17
SEACOR Holdings (1)	2,200	157
Tesco	3,200	45
TETRA Technologies (1)	3,300	21
WorleyParsons (AUD)	9,579	91
		840
Oil, Gas & Consumable Fuels 1.5%		
Anadarko Petroleum	12,200	966
Apache	32,700	2,096
Beach Energy (AUD)	262,317	229
Bill Barrett (1)	3,000	30
Bonanza Creek Energy (1)	1,700	46
California Resources (1)	9,300	75
Canadian Natural Resources	30,900	1,028
Chesapeake Energy	13,600	276
Cimarex Energy	8,200	861
Cloud Peak Energy (1)	4,900	57
Concho Resources (1)	14,200	1,353
CONSOL Energy	9,600	376

Contango Oil & Gas (1)	300	10
Continental Resources (1)	6,400	262
Diamondback Energy (1)	1,800	101
Eclipse Resources (1)	2,800	30
Energy XXI	2,800	11
Eni (EUR)	45,766	915
EOG Resources	100	9
EQT	15,800	1,437
Marathon Oil	44,800	1,296
Matador Resources (1)	4,000	70
Navigator Holdings (1)	1,000	21
Oasis Petroleum (1)	4,000	73
Parsley Energy (1)	2,500	32
Phillips 66	8,800	643
Pioneer Natural Resources	21,800	3,122
Range Resources	14,788	971
Rice Energy (1)	900	22
Royal Dutch Shell, B Shares, ADR	37,900	2,632
RSP Permian (1)	1,400	30
Seven Generations Energy (CAD) (1)	20,240	272
Spectra Energy	11,000	417
Statoil (NOK)	58,911	1,110
Whiting Petroleum (1)	10,100	422
		21,301
Total Energy		22,141

FINANCIALS 6.7%

Banks 2.6%

Australia & New Zealand Banking (AUD)	63,775	1,733
Bancorp South	700	15
Bank of America	224,000	3,817
BankUnited	4,700	142
Barclays (GBP)	234,946	901

Barclays, ADR	42,476	649
Blue Hills Bancorp (1)	500	7
BNP Paribas (EUR)	24,302	1,559
Capital Bank Financial, Class A (1)	3,900	99
Citigroup	78,100	4,215
Commerzbank (EUR) (1)	43,471	666
Danske Bank (DKK)	27,229	774
DBS Group (SGD)	70,967	1,080
DNB (NOK)	80,669	1,336
East West Bancorp	2,983	110
First Horizon National	11,800	151
First Niagara Financial	13,100	107
Glacier Bancorp	5,110	140
Green Bancorp (1)	300	5
ING Groep, GDR (EUR) (1)	87,537	1,283
Intesa Sanpaolo (EUR)	345,093	1,064
JPMorgan Chase	69,400	4,175
Lloyds Banking Group (GBP) (1)	838,885	1,054
Nordea Bank (SEK)	51,544	644
Park Sterling	4,400	31
Pinnacle Financial Partners	1,400	53
PNC Financial Services Group	13,300	1,163
Prosperity Bancshares	2,000	112
Royal Bank of Scotland (GBP) (1)	154,733	957
Signature Bank (1)	800	97
Standard Chartered (GBP)	48,924	717
Sumitomo Mitsui Trust Holdings (JPY)	265,890	1,105
Svenska Handelsbanken, Class A (SEK)	23,133	1,130
Swedbank (SEK)	36,382	955
Synovus Financial	3,525	91
Talmer Bancorp, Class A	4,700	65
TCF Financial	3,800	59
Texas Capital Bancshares (1)	2,930	162
The Bank of Yokohama (JPY)	51,000	288

U.S. Bancorp	7,600	336
UniCredit (EUR)	27,419	203
United Overseas Bank (SGD)	56,000	1,031
Valley National Bancorp	5,119	50
Washington Trust Bancorp	1,100	40
Wells Fargo	53,600	2,920
WestAmerica Bank	1,200	58
Western Alliance Bancorp (1)	5,500	145
Zions Bancorporation	2,100	59
		37,553
Capital Markets 1.4%		
Ameriprise Financial	15,040	1,982
Artisan Partners Asset Management	300	15
Bank of New York Mellon	38,600	1,545
Close Brothers Group (GBP)	10,077	239
Cohen & Steers	2,100	91
Credit Suisse (CHF)	24,645	659
Deutsche Bank (EUR)	12,401	406
E*TRADE Financial (1)	9,900	226
Financial Engines	3,700	121
GAM Holding (CHF)	49,584	878
Invesco	52,900	2,135
Janus Capital Group	7,700	121
Macquarie Group (AUD)	19,133	952
Morgan Stanley	143,000	5,031
Northern Trust	2,900	196
Piper Jaffray (1)	500	29
Pzena Investment Management, Class A	400	3
State Street	46,200	3,545
TD Ameritrade Holding	44,000	1,523
Waddell & Reed Financial, Class A	1,800	86
		19,783

Consumer Finance 0.2%		
American Express	11,100	1,026
Discover Financial	19,500	1,278
		2,304
Diversified Financial Services 0.2%		
Challenger (AUD)	51,137	277
Deutsche Boerse (EUR)	5,106	373
Intercontinental Exchange	9,900	2,237
London Stock Exchange (GBP)	14,529	513
Mitsubishi UFJ Lease & Finance (JPY)	52,000	245
		3,645
Insurance 1.5%		
AIA Group (HKD)	140,800	813
Allianz (EUR)	4,840	834
Allstate	9,900	675
Assured Guaranty	5,777	148
AXA (EUR)	85,123	2,056
Direct Line Insurance (GBP)	227,360	1,047
Enstar (1)	400	58
Genworth Financial, Class A (1)	32,100	292
HCC Insurance Holdings	2,200	117
Infinity Property & Casualty	2,350	171
Kemper	1,400	49
Marsh & McLennan	40,300	2,281
MetLife	75,900	4,221
Munich Re (EUR)	6,368	1,313
Ping An Insurance, H Shares (HKD)	82,500	691
Prudential (GBP)	26,574	643
QBE Insurance (AUD)	31,766	294
RLI	1,900	87
Safety Insurance Group	300	18
Selective Insurance	5,000	134

Sony Financial (JPY)	39,300	596
State Auto Financial	2,300	45
Storebrand (NOK) (1)	129,982	604
Sun Life Financial (CAD)	29,400	1,090
Swiss Life (CHF)	2,945	675
Tokio Marine Holdings (JPY)	33,000	1,079
XL Group	34,765	1,235
		21,266
Real Estate Investment Trusts 0.7%		
Acadia Realty Trust, REIT	1,600	51
American Tower, REIT	36,100	3,791
Associated Estates Realty, REIT	3,200	72
CatchMark Timber Trust, Class A, REIT	3,480	39
CBL & Associates Properties, REIT	5,400	105
Chesapeake Lodging Trust, REIT	2,700	91
Colony Financial, REIT	1,200	29
DiamondRock Hospitality, REIT	7,785	116
Digital Realty Trust, REIT	6,700	471
EastGroup Properties, REIT	2,100	141
Equity One, REIT	3,000	73
First Potomac Realty Trust, REIT	2,700	33
Hudson Pacific Properties, REIT	1,000	28
Outfront Media, REIT	1,400	38
PS Business Parks, REIT	1,900	155
Retail Opportunity Investments, REIT	2,000	33
Scentre (AUD) (1)	191,967	567
Unibail-Rodamco (EUR)	2,536	671
Urstadt Biddle Properties, Class A, REIT	1,700	38
Weyerhaeuser, REIT	96,985	3,424
		9,966
Real Estate Management & Development 0.1%		
Alexander & Baldwin	1,300	50

Forestar Group (1)	1,800	29
Goldcrest Company (JPY)	2,190	40
Kerry Properties (HKD)	89,500	321
Mitsui Fudosan (JPY)	11,000	318
RE/MAX Holdings, Class A	600	20
St. Joe (1)	2,500	46
		824
Thrifts & Mortgage Finance 0.0%		
Capitol Federal Financial	9,741	122
Essent (1)	900	23
Meridian Bancorp (1)	1,100	12
MGIC Investment (1)	2,800	26
PennyMac Financial Services (1)	1,100	17
Radian	6,800	116
Walker & Dunlop (1)	1,000	16
		332
Total Financials		95,673
HEALTH CARE 6.9%		
Biotechnology 1.7%		
Acceleron Pharma (1)	1,200	46
Alexion Pharmaceuticals (1)	19,800	3,859
Alkermes (1)	2,900	160
AMAG Pharmaceuticals (1)	600	22
Amgen	7,050	1,165
Biogen Idec (1)	13,900	4,277
BioMarin Pharmaceutical (1)	600	54
Celgene (1)	35,200	4,002
Chimerix (1)	900	32
CSL (AUD)	10,168	715
Cubist Pharmaceuticals (1)	1,700	129
Cubist Pharmaceuticals, Rights, 1/2/24 (1)	800	—

Exelixis (1)	6,100	10
Gilead Sciences (1)	64,000	6,420
Incyte (1)	5,900	446
Isis Pharmaceuticals (1)	1,900	98
Ophthotech (1)	300	13
Pharmacyclics (1)	8,100	1,129
Regeneron Pharmaceuticals (1)	2,900	1,207
Seattle Genetics (1)	1,200	44
TESARO (1)	800	28
Ultragenyx Pharmaceutical (1)	100	4
Vanda Pharmaceuticals (1)	2,700	35
Vertex Pharmaceuticals (1)	6,100	719
		24,614
Health Care Equipment & Supplies 0.6%		
Accuray (1)	2,613	18
Analogic	800	58
Becton, Dickinson & Company	5,800	814
Cooper Companies	600	101
Covidien	23,500	2,374
Edwards Lifesciences (1)	200	26
Elekta, B Shares (SEK) (2)	52,823	539
GN Store Nord (DKK)	27,213	582
Halyard Health (1)	1,400	55
HeartWare International (1)	600	44
Insulet (1)	300	14
Intuitive Surgical (1)	2,400	1,243
K2M Group Holdings (1)	2,200	42
Masimo (1)	200	5
Medtronic	14,800	1,093
Meridian Bioscience	4,700	77
Sonova (CHF)	2,536	384
Steris	2,700	172
Stryker	6,300	585

Thoratec (1)	2,700	84
Tornier (1)	2,900	77
Volcano (1)	2,600	29
Wright Medical Group (1)	3,200	94
		8,510
Health Care Providers & Services 1.5%		
Acadia Healthcare (1)	2,800	174
Adeptus Health, Class A (1)	600	18
Aetna	13,300	1,160
AmerisourceBergen	7,300	665
Anthem	15,500	1,983
Cardinal Health	11,300	929
Centene (1)	1,200	118
Cigna	23,900	2,459
DaVita HealthCare Partners (1)	7,300	559
Fresenius (EUR)	29,056	1,576
HCA Holdings (1)	37,800	2,634
HealthEquity (1)	200	5
Healthways (1)	1,100	17
LifePoint Hospitals (1)	1,600	111
McKesson	24,900	5,248
Miraca Holdings (JPY)	10,500	399
Team Health Holdings (1)	1,100	63
UnitedHealth Group	30,300	2,988
WellCare Health Plans (1)	2,100	155
		21,261
Health Care Technology 0.0%		
HMS Holdings (1)	4,300	90
		90
Life Sciences Tools & Services 0.6%		
Agilent Technologies	51,400	2,197
Bruker (1)	4,200	80

Thermo Fisher Scientific	50,700	6,555
		8,832
Pharmaceuticals 2.5%		
AbbVie	34,300	2,374
Actavis (1)	5,600	1,515
Allergan	16,300	3,486
Astellas Pharma (JPY)	87,100	1,253
Avanir Pharmaceuticals (1)	11,800	176
Bayer (EUR)	22,375	3,367
Eli Lilly	3,800	259
GlaxoSmithKline, ADR	45,100	2,095
Hospira (1)	27,200	1,622
Johnson & Johnson	7,800	844
Medicines Company (1)	2,300	62
Merck	71,300	4,307
Mylan (1)	6,400	375
Novartis (CHF)	47,731	4,621
Pacira Pharmaceuticals (1)	3,000	282
Perrigo	100	16
Pfizer	136,289	4,245
Roche Holding (CHF)	6,640	1,990
Takeda Pharmaceutical (JPY)	23,200	972
Theravance	300	5
Theravance Biopharma (1)	85	1
Valeant Pharmaceuticals International (1)	11,000	1,600
		35,467
Total Health Care		98,774
INDUSTRIALS & BUSINESS SERVICES 5.3%		
Aerospace & Defense 1.3%		
American Science Engineering	1,400	68
Boeing	50,400	6,772

Hexcel (1)	2,300	100
Honeywell International	35,300	3,497
Moog, Class A (1)	1,700	124
Precision Castparts	12,850	3,057
Rolls-Royce (GBP)	67,904	895
Teledyne Technologies (1)	1,900	203
Textron	26,400	1,144
United Technologies	29,000	3,192
		19,052
Air Freight & Logistics 0.2%		
FedEx	8,700	1,550
Toll Holdings (AUD)	99,636	478
UTi Worldwide (1)	2,700	32
		2,060
Airlines 0.8%		
Allegiant Travel	900	126
American Airlines	195,500	9,488
Delta Air Lines	2,600	121
United Continental (1)	26,200	1,604
		11,339
Building Products 0.0%		
AAON	3,425	71
Apogee Enterprises	1,900	86
Lennox International	2,000	187
NCI Building Systems (1)	3,100	58
Quanex Building Products	2,500	50
Simpson Manufacturing	2,500	83
		535
Commercial Services & Supplies 0.1%		
ARC Document Solutions (1)	2,600	25
G & K Services, Class A	700	45

Horizon North Logistics (CAD)	4,800	13
IHS (1)	4,800	588
Knoll	4,900	91
Matthews International, Class A	1,200	55
Mobile Mini	3,200	133
MSA Safety	2,700	148
Multi-Color	2,200	121
R.R. Donnelley	195	3
Ritchie Bros. Auctioneers	4,000	104
SP Plus (1)	900	19
Team (1)	1,100	45
Waste Connections	2,525	119
		1,509
Construction & Engineering 0.1%		
Bouygues (EUR)	20,771	782
		782
Electrical Equipment 0.2%		
ABB (CHF)	37,038	832
Acuity Brands	100	14
AZZ	2,500	112
Encore Wire	800	29
General Cable	900	13
Legrand (EUR)	20,495	1,075
Mitsubishi Electric (JPY)	105,000	1,262
Thermon Group Holdings (1)	1,200	29
		3,366
Industrial Conglomerates 1.6%		
3M	11,400	1,825
Danaher	73,600	6,150
DCC (GBP)	13,704	763
GE	289,600	7,671
Hutchison Whampoa (HKD)	137,300	1,722

Koninklijke Philips (EUR)	35,062	1,058
Roper Industries	7,300	1,152
Sembcorp Industries (SGD)	108,060	379
Siemens (EUR)	10,807	1,280
		22,000

Machinery 0.3%

Alamo	600	29
Albany International	2,500	93
Chart Industries (1)	2,400	95
Clarcor	900	59
EnPro Industries (1)	2,200	142
ESCO Technologies	2,900	104
Flowserve	3,900	230
Graco	1,900	152
Harsco	5,500	106
Hillenbrand	1,250	40
John Bean Technologies	3,900	118
Luxfer Holdings, ADR	3,600	54
Manitowoc	3,300	66
Mueller Water Products	6,600	63
Pall	2,300	221
RBC Bearings	2,100	134
Rexnord (1)	4,500	124
Sun Hydraulics	1,350	54
Terex	19,300	554
THK (JPY)	26,400	640
Toro	2,400	158
TriMas (1)	3,500	109
Valmont Industries	800	108
Wabtec	12,200	1,080
Woodward	300	16
		4,549

Marine 0.1%		
Maersk (DKK)	452	943
Matson	1,100	39
Nippon Yusen Kabushiki Kaisha (JPY)	18,000	51
		1,033
Professional Services 0.0%		
Kforce	1,800	42
Recruit Holdings (JPY) (1)	15,100	496
Trinet (1)	2,100	67
		605
Road & Rail 0.4%		
Canadian Pacific Railway	4,500	869
Celadon Group	2,700	60
Central Japan Railway (JPY)	8,200	1,194
Heartland Express	212	6
J.B. Hunt Transport Services	5,700	470
Kansas City Southern	11,100	1,320
Knight Transportation	5,300	176
Landstar System	1,200	96
Saia (1)	900	50
Union Pacific	14,400	1,682
		5,923
Trading Companies & Distributors 0.2%		
H&E Equipment Services	300	10
Mitsubishi (JPY)	42,200	798
Mitsui (JPY)	37,100	512
Sumitomo (JPY)	68,300	729
		2,049
Total Industrials & Business Services		74,802

INFORMATION TECHNOLOGY 4.9%

Communications Equipment 0.3%

ADTRAN	4,400	92
Alcatel-Lucent (EUR) (1)	111,145	396
Aruba Networks (1)	3,900	73
Ciena (1)	800	13
Cisco Systems	73,400	2,029
Finisar (1)	3,047	52
Ixia (1)	2,600	27
Motorola Solutions	3,600	236
QUALCOMM	9,700	707
		3,625

Electronic Equipment, Instruments & Components 0.1%

Control4 (1)	2,100	32
CTS	2,800	48
Electro Rent	1,200	17
Fabrinet (1)	3,200	54
FARO Technologies (1)	1,300	71
Hamamatsu Photonics (JPY)	11,200	566
InvenSense (1)	1,700	25
Keysight Technologies (1)	26,700	940
National Instruments	2,550	82
Rofin-Sinar Technology (1)	300	8
		1,843

Internet Software & Services 2.0%

Akamai Technologies (1)	3,900	252
Alibaba Group Holding, ADR (1)	27,888	3,113
Angie's List (1)	1,600	9
Baidu, ADR (1)	23,600	5,785
Bazaarvoice (1)	5,100	37
Cvent (1)	3,190	86

Endurance International Group (1)	1,500	25
Facebook (1)	56,244	4,370
Five9 (1)	4,000	18
Google, Class A (1)	7,915	4,346
Google, Class C (1)	8,565	4,641
GrubHub (1)	2,630	97
HomeAway (1)	1,100	34
Kakaku.com (JPY)	28,200	431
LinkedIn (1)	5,600	1,267
Marketo (1)	4,000	128
NAVER (KRW)	974	665
OPOWER (1)	700	11
Pandora Media (1)	3,100	61
SciQuest (1)	2,100	31
SVMK, Acquisition Date: 11/25/14, Cost $19 (1)(3)(4)	1,130	19
Telecity (GBP)	3,356	43
Tencent Holdings (HKD)	141,500	2,262
Twitter (1)	6,100	255
Xoom (1)	2,100	29
Zillow (1)	100	12
		28,027

IT Services 1.1%

Cognizant Technology Solutions (1)	3,100	167
Fiserv (1)	15,800	1,129
Jack Henry & Associates	1,300	80
MasterCard, Class A	54,000	4,714
Sapient (1)	4,000	99
Visa, Class A	17,750	4,583
Western Union	73,000	1,356
Xerox	205,800	2,873
		15,001

Semiconductor & Semiconductor Equipment 0.6%		
Advanced Energy Industries (1)	1,700	35
Applied Materials	10,700	257
ASML Holding (EUR)	7,048	745
Avago Technologies	10,800	1,009
Cavium (1)	1,000	57
Diodes (1)	1,150	31
Fairchild Semiconductor, Class A (1)	1,700	27
Kopin (1)	3,400	12
M/A-COM Technology Solutions Holdings (1)	1,600	40
Micron Technology (1)	72,200	2,596
PDF Solutions (1)	2,200	29
PMC-Sierra (1)	9,500	77
Semtech (1)	3,400	87
Silicon Laboratories (1)	1,000	45
Taiwan Semiconductor Manufacturing (TWD)	311,719	1,425
Texas Instruments	40,600	2,209
Tokyo Electron (JPY)	5,800	395
Veeco (1)	1,500	56
		9,132
Software 0.4%		
Allot Communications (1)	2,900	27
Autodesk (1)	1,600	99
Barracuda Networks (1)	400	14
Bottomline Technologies (1)	4,100	101
CA	25,100	782
Cadence Design Systems (1)	2,000	38
Commvault Systems (1)	600	28
Computer Modelling (CAD)	3,100	34
Concur Technologies (1)	500	64
Cyber-Ark Software (1)	130	5
Descartes Systems (1)	5,000	75
Electronic Arts (1)	7,000	308

Fleetmatics (1)	4,200	148
Fortinet (1)	1,500	41
Guidewire Software (1)	3,000	151
HubSpot (1)	170	6
Infoblox (1)	1,000	18
Interactive Intelligence (1)	2,500	113
Intuit	300	28
Microsoft	6,500	311
Progress Software (1)	2,700	70
Proofpoint (1)	2,600	113
Pros Holdings (1)	2,500	71
Red Hat (1)	15,345	954
salesforce.com (1)	34,500	2,066
SS&C Technologies Holdings	5,200	263
Tangoe (1)	8,000	104
VMware, Class A (1)	1,600	141
		6,173
Technology Hardware, Storage & Peripherals 0.4%		
Apple	21,950	2,610
Canon (JPY)	14,200	455
Cray (1)	4,700	158
Samsung Electronics (KRW)	459	533
Seagate Technology	13,200	873
Wacom (JPY) (2)	36,700	141
Western Digital	10,000	1,033
		5,803
Total Information Technology		69,604
MATERIALS 1.5%		
Chemicals 1.0%		
Asahi Kasei (JPY)	121,000	1,052
Ashland	8,200	935

BASF (EUR)	10,541	958
Celanese, Series A	35,400	2,127
Ecolab	20,000	2,179
Flotek Industries (1)	2,800	55
Koppers	2,000	58
Lyondellbasell Industries, Class A	22,500	1,774
Minerals Technologies	800	59
PPG Industries	1,300	284
Praxair	4,900	629
Senomyx (1)	3,200	19
Sherwin-Williams	13,650	3,342
Tosoh (JPY)	35,000	161
Umicore (EUR)	15,305	623
		14,255
Construction Materials 0.1%		
Eagle Materials	600	49
Martin Marietta Materials	400	48
Vulcan Materials	11,100	734
		831
Containers & Packaging 0.0%		
Berry Plastics (1)	5,000	145
		145
Metals & Mining 0.3%		
Acerinox (EUR)	24,940	379
Agnico Eagle Mines (CAD) (2)	9,400	219
Antofagasta (GBP)	22,253	256
BHP Billiton (AUD)	25,530	672
BHP Billiton (GBP)	44,792	1,063
Compass Minerals	1,100	96
Constellium (1)	5,300	83
Franco-Nevada (CAD)	1,500	75
Haynes International	1,400	63

Petra Diamonds (GBP) (1)	9,240	29
Rio Tinto (AUD)	11,900	599
Ryerson Holding (1)	2,500	27
Schnitzer Steel, Class A	2,300	52
SSAB (SEK) (1)	10,528	75
Steel Dynamics	26,300	593
Worthington Industries	2,200	83
		4,364
Paper & Forest Products 0.1%		
Clearwater Paper (1)	1,500	99
International Paper	24,700	1,329
Louisiana Pacific (1)	7,200	110
Schweitzer-Mauduit International	1,300	56
Wausau Paper	2,700	27
West Fraser Timber (CAD)	17,800	924
		2,545
Total Materials		22,140
TELECOMMUNICATION SERVICES 0.6%		
Diversified Telecommunication Services 0.3%		
Nippon Telegraph & Telephone (JPY)	27,000	1,445
Premiere Global Services (1)	1,190	12
Telecom Italia (EUR)	693,374	615
Telefonica (EUR)	58,173	932
Telefonica Deutschland Holding (EUR)	110,320	579
Telstra (AUD)	76,098	369
		3,952
Wireless Telecommunication Services 0.3%		
America Movil, ADR	31,400	745
RingCentral (1)	5,100	64
SoftBank (JPY)	21,400	1,436

T-Mobile US (1)	24,500	715
Vodafone, ADR	40,061	1,464
		4,424
Total Telecommunication Services		8,376

UTILITIES 1.5%

Electric Utilities 0.7%

American Electric Power	32,400	1,865
Cleco	700	38
El Paso Electric	2,300	87
Entergy	17,500	1,468
Exelon	58,400	2,112
FirstEnergy	59,400	2,191
NRG Yield, Class A	700	33
PNM Resources	6,100	177
SSE (GBP)	53,417	1,370
		9,341

Gas Utilities 0.0%

Chesapeake Utilities	750	34
Southwest Gas	2,300	133
		167

Independent Power & Renewable Electricity Producers 0.4%

AES	165,600	2,297
Calpine (1)	33,400	767
Dynegy (1)	2,900	96
NRG Energy	95,857	2,996
		6,156

Multi-Utilities 0.4%

E.ON (EUR)	41,600	738
GDF Suez (EUR)	44,443	1,096
MDU Resources	17,600	431

FINANCIALS 0.0%		
Real Estate Investment Trusts 0.0%		
American Tower, Series A, REIT	3,018	343
Total Financials		343
INFORMATION TECHNOLOGY 0.0%		
Internet Software & Services 0.0%		
Cloudera, Series F, Acquisition Date: 2/5/14, Cost $21 (1)(3)(4)	1,416	39
MongoDB, Series F Acquisition Date: 10/2/13, Cost $19 (1)(3)(4)	1,164	20
		59
IT Services 0.0%		
Apptio, Series D, Acquisition Date: 3/9/12, Cost $26 (1)(3)(4)	1,478	34
		34
Software 0.0%		
Plex Systems, Series B Acquisition Date: 6/9/14, Cost $25 (1)(3)(4)	10,891	25
		25
Total Information Technology		118
Total Convertible Preferred Stocks (Cost $400)		464
CONVERTIBLE BONDS 0.0%		
Terex, 4.00%, 6/1/15	7,000	13
Total Convertible Bonds (Cost $7)		13
CORPORATE BONDS 7.2%		
21st Century Fox America, 4.75%, 9/15/44 (5)	895,000	953

Aflac, 3.625%, 11/15/24	805,000	815
Agilent Technologies, 3.20%, 10/1/22	95,000	93
Agilent Technologies, 3.875%, 7/15/23	100,000	102
Alcoa, 5.125%, 10/1/24	310,000	325
Altria Group, 2.625%, 1/14/20	690,000	695
Altria Group, 4.75%, 5/5/21	360,000	399
American Airlines, 4.00%, 1/15/27	370,002	376
American Airlines, 4.375%, 4/1/24	70,000	71
American Airlines, 4.95%, 7/15/24	495,583	531
American International Group, 4.125%, 2/15/24	475,000	505
American Tower, 3.50%, 1/31/23	620,000	603
Ameriprise Financial, 7.30%, 6/28/19	225,000	275
Anadarko Petroleum, 6.375%, 9/15/17	205,000	230
Avnet Electronic, 5.875%, 6/15/20	630,000	711
Avon, 4.60%, 3/15/20	380,000	356
Avon, 5.00%, 3/15/23	400,000	373
Baidu, 2.75%, 6/9/19	575,000	578
Banco Credito del Peru, 5.375%, 9/16/20	100,000	110
Banco Santander Chile, 3.875%, 9/20/22 (5)	305,000	308
Bank of America, 2.00%, 1/11/18	610,000	614
Bank of America, 3.30%, 1/11/23	675,000	677
Bank of America, 4.20%, 8/26/24	1,145,000	1,168
Bank of America, 5.65%, 5/1/18	920,000	1,029
Bank of Tokyo-Mitsubishi, 2.35%, 9/8/19 (5)	515,000	515
Barclays, 2.75%, 11/8/19	480,000	483
Barclays Bank, 2.50%, 2/20/19	300,000	305
Barclays Bank, 5.14%, 10/14/20	935,000	1,024
Bayer US Finance, 3.375%, 10/8/24 (5)	305,000	309
BBVA Bancomer, 4.375%, 4/10/24 (5)	740,000	757

Berkshire Hathaway Finance, 4.30%, 5/15/43	625,000	643
Bestgain Real Estate, 2.625%, 3/13/18	200,000	196
BPCE, 4.50%, 3/15/25 (5)	800,000	789
BPCE, 5.15%, 7/21/24 (5)	210,000	218
Branch Banking & Trust, 3.80%, 10/30/26	985,000	1,006
Braskem Finance, 6.45%, 2/3/24	555,000	581
British Sky Broadcasting Group, 3.75%, 9/16/24 (5)	500,000	507
Bunge Limited Finance, 3.20%, 6/15/17	120,000	124
Burlington Northern Santa Fe, 4.55%, 9/1/44	750,000	784
Burlington Northern Santa Fe, 5.15%, 9/1/43	630,000	715
Burlington Northern Santa Fe, 5.40%, 6/1/41	195,000	229
Catholic Health Initiatives, 2.95%, 11/1/22	280,000	277
CC Holdings, 3.849%, 4/15/23	1,200,000	1,198
CNA Financial, 3.95%, 5/15/24	425,000	436
CNA Financial, 5.875%, 8/15/20	685,000	791
Comcast, 3.125%, 7/15/22	180,000	185
Comcast, 6.95%, 8/15/37	865,000	1,197
Constellation Energy, 5.15%, 12/1/20	330,000	366
Continental Airlines, 4.15%, 10/11/25	180,604	185
Continental Airlines, 4.75%, 7/12/22	70,531	76
Continental Airlines, 7.25%, 5/10/21	433,805	499
Continental Resources, 5.00%, 9/15/22	965,000	989
Credit Agricole London, 2.50%, 4/15/19 (5)	865,000	880
Credit Suisse, 6.50%, 8/8/23 (5)	800,000	888
Crown Castle Towers, 6.113%, 1/15/40 (5)	580,000	665
DCP Midstream Operating, 2.50%, 12/1/17	40,000	41
DCP Midstream Operating, 3.875%, 3/15/23	205,000	201
Delphi, 5.00%, 2/15/23	695,000	745
Delta Air Lines, 5.30%, 10/15/20	40,847	44

Delta Air Lines, 7.75%, 6/17/21	61,324	71
Delta Air Lines, ETC, 4.95%, 5/23/19	54,262	58
EADS Finance, 2.70%, 4/17/23 (5)	465,000	456
Energy Transfer Partners, 5.20%, 2/1/22	410,000	448
ENN Energy Holdings, 6.00%, 5/13/21	200,000	225
Enterprise Products Operations, 3.35%, 3/15/23	450,000	449
EQT, 8.125%, 6/1/19	340,000	416
Exelon Generation, 6.25%, 10/1/39	195,000	230
FirstEnergy, 2.75%, 3/15/18	305,000	308
FirstEnergy, 4.25%, 3/15/23	345,000	351
FirstEnergy, 7.375%, 11/15/31	250,000	307
FirstEnergy Transmission, 4.35%, 1/15/25 (5)	560,000	577
Fiserv, 3.50%, 10/1/22	120,000	121
GATX, 2.50%, 3/15/19	425,000	428
GATX, 2.50%, 7/30/19	305,000	305
GATX, 3.50%, 7/15/16	270,000	280
GATX, 4.85%, 6/1/21	270,000	300
GE Capital, 4.625%, 1/7/21	945,000	1,058
GE Capital, 5.30%, 2/11/21	775,000	886
General Motors, 4.00%, 4/1/25	365,000	365
General Motors, 5.20%, 4/1/45	280,000	287
General Motors, 6.25%, 10/2/43	345,000	403
General Motors Financial, 6.75%, 6/1/18	530,000	598
Gilead Sciences, 3.50%, 2/1/25	310,000	319
Gilead Sciences, 4.50%, 2/1/45	295,000	312
Goldman Sachs, 3.625%, 1/22/23	1,015,000	1,032
Goldman Sachs, 3.85%, 7/8/24	710,000	728
Goldman Sachs, 5.75%, 1/24/22	1,500,000	1,734
Goldman Sachs, 6.15%, 4/1/18	895,000	1,014

Goldman Sachs, 7.50%, 2/15/19	450,000	540
Grain Spectrum Funding, 4.00%, 10/10/18 (5)	515,000	531
GTP Acquisition Partners, 2.364%, 5/15/43 (5)	300,000	300
GTP Acquisition Partners, 4.347%, 6/15/41 (5)	95,000	97
Heathrow Funding, 4.875%, 7/15/23 (5)	570,000	635
Holcim, 5.15%, 9/12/23 (5)	310,000	348
Holcim, 6.00%, 12/30/19 (5)	235,000	272
Humana, 3.85%, 10/1/24	595,000	601
Humana, 4.95%, 10/1/44	420,000	431
Hyatt Hotels, 3.875%, 8/15/16	385,000	402
ICICI Bank Dubai, 4.80%, 5/22/19	200,000	216
IFC Development, 2.375%, 5/21/19	700,000	696
Imperial Tobacco Finance, 3.50%, 2/11/23 (5)	370,000	365
Interpublic Group of Companies, 3.75%, 2/15/23	175,000	175
Interpublic Group of Companies, 4.00%, 3/15/22	420,000	430
Intesa Sanpaolo, 3.125%, 1/15/16	355,000	362
Invista Finance, 4.25%, 10/15/19 (5)	265,000	266
Itau Unibanco, 5.65%, 3/19/22	355,000	365
JPMorgan Chase, 3.375%, 5/1/23	770,000	760
JPMorgan Chase, 3.875%, 9/10/24	605,000	610
JPMorgan Chase, 4.50%, 1/24/22	1,370,000	1,505
JPMorgan Chase, 6.00%, 1/15/18	185,000	209
Kaiser Permanente, 3.50%, 4/1/22	215,000	222
Keysight Technologies, 4.55%, 10/30/24 (5)	735,000	737
Liberty Mutual Insurance, 4.85%, 8/1/44 (5)	780,000	770
Life Technologies, 3.50%, 1/15/16	220,000	226
Life Technologies, 6.00%, 3/1/20	345,000	398
Link Finance Cayman 2009, 3.60%, 9/3/24	630,000	634
Lloyds TSB Bank, 6.50%, 9/14/20 (5)	900,000	1,048

LYB International Finance, 4.00%, 7/15/23	555,000	578
Marsh & McLennan, 3.50%, 6/3/24	710,000	722
Marsh & McLennan, 3.50%, 3/10/25	340,000	343
Martin Marietta Materials, 4.25%, 7/2/24 (5)	210,000	216
Massachusetts Institute of Technology, 3.959%, 7/1/38	285,000	297
Merrill Lynch, 6.11%, 1/29/37	610,000	721
Merrill Lynch, 6.875%, 4/25/18	1,085,000	1,257
MetLife, 4.75%, 2/8/21	220,000	245
Morgan Stanley, 2.125%, 4/25/18	850,000	855
Morgan Stanley, 3.75%, 2/25/23	2,255,000	2,319
Morgan Stanley, 5.00%, 11/24/25	1,005,000	1,076
Morgan Stanley, 5.50%, 7/28/21	195,000	224
Morgan Stanley, 7.30%, 5/13/19	665,000	796
Murphy Oil, 4.00%, 6/1/22	995,000	970
Nabors Industries, 2.35%, 9/15/16	70,000	71
NBC Universal, 2.875%, 1/15/23	515,000	514
NBC Universal, 5.15%, 4/30/20	590,000	677
Newell Rubbermaid, 2.05%, 12/1/17	125,000	125
News America, 6.40%, 12/15/35	335,000	431
Noble Energy, 4.15%, 12/15/21	515,000	542
Noble Energy, 6.00%, 3/1/41	210,000	235
Nordea Bank, 4.875%, 5/13/21 (5)	915,000	992
O'Reilly Automotive, 3.80%, 9/1/22	330,000	342
O'Reilly Automotive, 4.625%, 9/15/21	65,000	71
O'Reilly Automotive, 4.875%, 1/14/21	260,000	288
Odebrecht Finance, 7.125%, 6/26/42 (5)	350,000	332
Odebrecht Offshore Drilling Finance, 6.75%, 10/1/22	190,740	188
Omnicom Group, 3.65%, 11/1/24	145,000	146
Origin Energy Finance, 3.50%, 10/9/18 (5)	1,000,000	1,030

Penske Truck Leasing, 2.50%, 6/15/19 (5)	285,000	285
Perrigo, 2.30%, 11/8/18	675,000	667
Plains All American Pipeline, 5.75%, 1/15/20	130,000	150
PPL Capital Funding, 3.50%, 12/1/22	545,000	556
Presidents & Fellows of Harvard University, 3.619%, 10/1/37	180,000	178
Provident Companies, 7.00%, 7/15/18	265,000	307
QVC, 3.125%, 4/1/19	1,230,000	1,237
QVC, 4.375%, 3/15/23	75,000	75
Reinsurance Group of America, 5.00%, 6/1/21	210,000	231
Reinsurance Group of America, 5.625%, 3/15/17	130,000	142
Reinsurance Group of America, 6.45%, 11/15/19	130,000	152
Reynolds American, 3.25%, 11/1/22	200,000	196
Rowan Companies, 4.875%, 6/1/22	120,000	122
Royal Bank of Scotland, 6.125%, 1/11/21	620,000	734
Santander U.K., 5.00%, 11/7/23 (5)	665,000	708
SBA Tower Trust, 2.898%, 10/15/44	370,000	373
SBA Tower Trust, 2.933%, 12/15/42 (5)	150,000	153
SBA Tower Trust, 3.869%, 10/15/49 (5)	645,000	655
SES, 3.60%, 4/4/23 (5)	235,000	242
Sirius XM Radio, 5.25%, 8/15/22 (5)	645,000	678
Spectra Energy Capital, 3.30%, 3/15/23	455,000	438
Sun Hung Kai Property, 3.625%, 1/16/23	510,000	511
Sun Hung Kai Property, 4.50%, 2/14/22	395,000	423
Tencent Holdings, 3.375%, 5/2/19 (5)	995,000	1,017
Textron, 3.875%, 3/1/25	120,000	121
Textron, 4.30%, 3/1/24	245,000	257
Thermo Fisher Scientific, 2.40%, 2/1/19	110,000	110
Thermo Fisher Scientific, 4.15%, 2/1/24	455,000	480
Travel Channel, 3.55%, 1/15/15 (5)	285,000	286

Turkiye Garanti Bankasi, 4.00%, 9/13/17	200,000	206
Tyson Foods, 3.95%, 8/15/24	270,000	278
Tyson Foods, 4.50%, 6/15/22	240,000	260
U.S. Bank, 2.125%, 10/28/19	755,000	757
Union Pacific, 4.75%, 9/15/41	295,000	328
United Airlines, ETC, 3.75%, 3/3/28	990,000	995
Unum Group, 4.00%, 3/15/24	425,000	436
Unum Group, 5.625%, 9/15/20	361,000	414
US Airways, 3.95%, 5/15/27	300,973	308
US Airways, 4.625%, 12/3/26	1,018,043	1,071
Vale Overseas, 4.375%, 1/11/22	445,000	447
Verizon Communications, 4.50%, 9/15/20	565,000	619
Verizon Communications, 5.05%, 3/15/34	590,000	633
Verizon Communications, 5.15%, 9/15/23	1,080,000	1,216
Verizon Communications, 6.40%, 9/15/33	1,920,000	2,383
Votorantim Cimentos, 7.25%, 4/5/41 (5)	250,000	257
Voya Financial, VR, 2.90%, 2/15/18	230,000	236
Walgreens Boots Alliance, 2.70%, 11/18/19	285,000	289
WellPoint, 3.50%, 8/15/24	650,000	651
Western Gas Partners, 4.00%, 7/1/22	735,000	752
Williams Companies, 3.70%, 1/15/23	315,000	297
Williams Companies, 4.55%, 6/24/24	795,000	788
Williams Partners, 3.35%, 8/15/22	250,000	244
Williams Partners, 4.125%, 11/15/20	175,000	184
Williams Partners, 6.30%, 4/15/40	225,000	261
WPP Finance 2010, 3.625%, 9/7/22	305,000	311
WPP Finance 2010, 4.75%, 11/21/21	365,000	402
Total Corporate Bonds (Cost $98,884)		102,072

ASSET-BACKED SECURITIES 2.1%

Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (5)	190,000	195
Ally Master Owner Trust Series 2012-5, Class A 1.54%, 9/15/19	505,000	505
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19	410,000	411
American Express Credit Account Master Trust Series 2012-5, Class C 1.07%, 5/15/18 (5)	115,000	115
American Express Credit Account Master Trust Series 2013-1, Class A, VR 0.575%, 2/16/21	325,000	326
American Express Credit Account Master Trust Sereis 2014-1, Class A, VR 0.525%, 12/15/21	530,000	529
AmeriCredit Automobile Receivables Trust Series 2013-2, Class D 2.42%, 5/8/19	360,000	361
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (5)	500,000	498
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (5)	285,000	292
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (5)	815,000	823
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	425,000	432
Cabela's Credit Card Master Trust Series 2011-2A, Class A1 2.39%, 6/17/19 (5)	385,000	394

Cabela's Credit Card Master Trust Series 2012-2A, Class A1 1.45%, 6/15/20 (5)	605,000	610
Capital Auto Receivables Asset Trust Series 2013-1, Class B 1.29%, 4/20/18	35,000	35
Capital Auto Receivables Asset Trust Series 2013-1, Class C 1.74%, 10/22/18	40,000	40
Capital Auto Receivables Asset Trust Series 2013-3, Class A3 1.31%, 12/20/17	275,000	277
Capital Auto Receivables Asset Trust Series 2013-4, Class A3 1.09%, 3/20/18	420,000	422
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	80,000	82
Capital Auto Receivables Asset Trust Series 2014-2, Class A4 1.62%, 10/22/18	775,000	781
CarMax Auto Owner Trust Series 2012-3, Class D 2.29%, 4/15/19	165,000	168
CarMax Auto Owner Trust Series 2013-3, Class A3 0.97%, 4/16/18	350,000	351
CarMax Auto Owner Trust Series 2014-1, Class B 1.69%, 8/15/19	65,000	65
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	90,000	90
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (5)	415,000	415
Chase Issuance Trust Series 2013-A8, Class A8 1.01%, 10/15/18	400,000	401

Chase Issuance Trust Series 2014-A5, Class A5, VR 0.525%, 4/15/21	540,000	541
Citibank Credit Card Issuance Trust Series 2013-A2, Class A2, VR 0.435%, 5/26/20	940,000	938
CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (5)	860,200	881
CNH Equipment Trust Series 2012-D, Class B 1.27%, 5/15/20	335,000	336
CNH Wholesale Master Note Trust Series 2013-2A, Class A, VR 0.755%, 8/15/19 (5)	415,000	416
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (5)	319,015	322
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (5)	985,000	985
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (5)	1,251,294	1,328
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (5)	390,000	390
Enterprise Fleet Financing Series 2013-2, Class A2 1.06%, 3/20/19 (5)	301,591	303
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (5)	125,436	125
Ford Credit Auto Lease Trust Series 2012-B, Class B 1.10%, 12/15/15 (5)	120,000	120
Ford Credit Auto Lease Trust Series 2012-B, Class C 1.50%, 3/15/17 (5)	150,000	150

Ford Credit Auto Lease Trust Series 2013-B, Class B 1.23%, 11/15/16	245,000	245
Ford Credit Auto Lease Trust Series 2013-B, Class C 1.51%, 8/15/17	165,000	166
Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	105,000	105
Ford Credit Auto Owner Trust Series 2014-C, Class A4 1.56%, 2/15/20	180,000	180
Ford Credit Auto Owner Trust Series 2014-REV1, Class A 2.26%, 11/15/25 (5)	325,000	328
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class C 4.99%, 2/15/17 (5)	570,000	579
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class C 1.37%, 1/15/18	135,000	136
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class D 1.82%, 1/15/18	100,000	101
Fosse Master Issuer Series 2011-1A, Class A5, CMO, VR 3.231%, 10/18/54 (5)	183,453	186
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	535,000	538
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	595,000	599
GE Equipment Small Ticket Series 2013-1A, Class A3 1.02%, 2/24/17 (5)	490,000	492
GreatAmerica Leasing Receivables Series 2014-1, Class A3 0.89%, 7/15/17 (5)	350,000	350

Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (5)	468,069	465
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (5)	447,750	447
Holmes Master Issuer Series 2012-1A, Class A2, CMO, VR 1.881%, 10/15/54 (5)	189,872	191
Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.431%, 10/15/54 (5)	295,000	307
Honda Auto Receivables Owner Trust Series 2013-4, Class A4 1.04%, 2/18/20	160,000	160
Honda Auto Receivables Owner Trust Series 2014-4, Class A4 1.46%, 10/15/20	145,000	145
Huntington Auto Trust Series 2011-1A, Class C 2.53%, 3/15/17 (5)	205,000	207
Hyundai Auto Lease Securities Trust Series 2012-A, Class A4 1.05%, 4/17/17 (5)	132,545	133
Hyundai Auto Receivables Trust Series 2012-A, Class A4 0.95%, 12/15/16	367,030	368
Invitation Homes Trust Series 2013-SFR1, Class A, CMO, VR 1.40%, 12/17/30 (5)	634,835	632
Invitation Homes Trust Series 2014-SFR1, Class A, CMO, VR 1.155%, 6/17/31 (5)	375,000	370
Kubota Credit Owner Trust Series 2014-1A, Class A4 1.67%, 7/15/20 (5)	465,000	466
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (5)	76,872	77

Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/20/31 (5)	127,455	127
Mercedes-Benz Auto Lease Trust Series 2013-B, Class A4 0.76%, 7/15/19	375,000	375
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (5)	390,000	390
Motor Series 2012-A, Class A1C 1.286%, 2/25/20 (5)	17,500	17
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A, VR 0.835%, 9/25/18 (5)	395,000	396
Nissan Auto Lease Trust Series 2013-B, Class A3 0.75%, 6/15/16	110,000	110
Nissan Auto Receivables Owner Trust Series 2013-B, Class A3 0.84%, 11/15/17	270,000	270
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (5)	705,000	720
Sierra Receivables Funding Series 2013-1A, Class A 1.59%, 11/20/29 (5)	132,581	133
Sierra Receivables Funding Series 2013-2A, Class A 2.28%, 11/20/25 (5)	201,601	203
Sierra Receivables Funding Series 2013-3A, Class A 2.20%, 10/20/30 (5)	253,137	253
Sierra Receivables Funding Series 2014-1A, Class A 2.07%, 3/20/30 (5)	376,633	379
Sierra Receivables Funding Series 2014-2AM, Class A 2.05%, 6/20/31 (5)	392,213	395

Smart Trust Australia Series 2012-2USA, Class A4A 2.06%, 3/14/18 (5)	590,000	600
Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	190,000	190
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	115,000	115
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	300,000	298
Smart Trust Australia Series 2014-1US, Class A4A 1.68%, 12/14/19	355,000	356
Synchrony Credit Card Master Note Trust Series 2014-1, Class B 1.81%, 11/15/20	590,000	590
Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	285,000	285
Utility Debt Securitization Authority Series 2013-T, Class T1 2.042%, 6/15/21	240,000	247
World Omni Auto Lease Securitization Series 2014-A, Class B 1.65%, 4/15/20	365,000	367
Total Asset-Backed Securities (Cost $30,065)		30,242

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.1%

Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 2.66%, 5/25/34	17,646	18
Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.676%, 9/25/34	24,826	25

Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.621%, 10/25/34	11,274	11
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.689%, 11/25/35	158,721	146
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 2.703%, 11/25/35	50,769	48
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 6.046%, 7/10/44	380,000	393
Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	1,160,000	1,224
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 6.014%, 2/10/51	330,000	362
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	745,000	804
Banc of America Commercial Mortgage Series 2008-1, Class A4, ARM 6.43%, 2/10/51	875,000	980
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.699%, 2/25/34	34,558	34
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, ARM 5.694%, 6/11/50	220,000	240
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	12,154	12
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	850,000	893
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A4 3.635%, 10/10/47	1,130,000	1,175

Cobalt Commercial Mortgage Trust Series 2007-C3, Class AM, ARM 5.959%, 5/15/46	165,000	180
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, ARM 6.241%, 12/10/49	177,326	193
Commercial Mortgage PTC Series 2006-C7, Class AM, ARM 5.974%, 6/10/46	285,000	303
Commercial Mortgage PTC Series 2013-CR13, Class C, ARM 4.914%, 12/10/23	265,000	281
Commercial Mortgage PTC Series 2014-CR15, Class C, ARM 4.92%, 2/10/47	815,000	868
Commercial Mortgage PTC Series 2014-CR20, Class A4 3.59%, 11/10/47	260,000	270
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.01%, 2/13/32 (5)	250,000	250
Commercial Mortgage PTC Series 2014-UBS2, Class C, ARM 5.15%, 3/10/47	325,000	348
Commercial Mortgage PTC Series 2014-UBS6, Class A5 3.644%, 12/10/47	745,000	767
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.105%, 11/25/24	550,000	550
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.255%, 11/25/24	285,000	285
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 1.76%, 1/25/34	50,375	47
Credit Suisse Mortgage Trust Series 2014-ICE, Class A, ARM 0.955%, 4/15/27 (5)	150,000	150

DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 0.994%, 9/19/44	177,800	170
GMAC Commercial Mortgage Securities Series 2006-C1, Class AM, ARM 5.29%, 11/10/45	495,000	511
Goldman Sachs Mortgage Securities II Series 2012-GCJ9, Class A3 2.773%, 11/10/45	310,000	309
Goldman Sachs Mortgage Securities II Series 2014-GC20, Class B, ARM 4.529%, 4/10/47	165,000	176
Greenwich Capital Commercial Funding Series 2006-GG7, Class A4, ARM 6.014%, 7/10/38	487,056	512
Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	485,000	511
Greenwich Capital Commercial Funding Series 2007-GG9, Class AMFX 5.475%, 3/10/39	660,000	702
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.585%, 6/25/35	516,694	484
GSAA Home Equity Trust Series 2005-MTR1, Class A4, ARM 0.525%, 10/25/35	252,334	242
JPMBB Commercial Mortgage Securities Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	290,000	310
JPMBB Commercial Mortgage Securities Series 2014-C24, Class A5 3.639%, 11/15/47	185,000	193
JPMBB Commercial Mortgage Securities Series 2014-C25, Class A5 3.672%, 11/15/47	485,000	506
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, ARM 4.824%, 10/15/42	1,986	2

JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, ARM 5.481%, 12/12/44	866,810	893
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP8, Class AJ, ARM 5.48%, 5/15/45	85,000	90
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	881,328	942
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class A4, ARM 5.891%, 2/12/49	935,000	1,015
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.891%, 2/12/49	1,055,000	1,126
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	740,000	809
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.197%, 2/15/51	350,000	384
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	405,000	405
JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46	350,000	348
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1, CMO, ARM 2.552%, 7/25/35	146,597	148
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4, ARM 6.029%, 6/15/38	654,554	692
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39	335,000	356
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM, ARM 5.493%, 2/15/40	895,000	949

LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AM, ARM 6.114%, 7/15/40	380,000	415
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.32%, 4/15/41	240,000	267
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, ARM 5.782%, 8/12/43	250,000	266
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4, ARM 6.027%, 6/12/50	415,000	455
Morgan Stanley BAML Trust Series 2014-C15, Class B, ARM 4.565%, 4/15/47	170,000	180
Morgan Stanley Capital I Series 2007-HQ11, Class AJ, ARM 5.508%, 2/12/44	330,000	345
Morgan Stanley Capital I Series 2007-IQ14, Class A4, ARM 5.692%, 4/15/49	585,000	633
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 2.106%, 2/25/40	3,843	4
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	426,562	410
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	203,486	201
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.555%, 8/25/24	390,000	387
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.355%, 9/25/24	325,000	315
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M2, CMO, ARM 2.805%, 10/25/24	250,000	248

Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	47,095	49
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A3 5.678%, 5/15/46	265,000	288
WAMU Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.376%, 9/25/35	11,264	11
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 2.49%, 1/25/34	38,374	38
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 2.607%, 6/25/34	21,600	22
WF RBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	510,000	513
WF RBS Commercial Mortgage Trust Series 2014-C19, Class B, ARM 4.723%, 3/15/47	90,000	98
WF RBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47	470,000	501
WF RBS Commercial Mortgage Trust Series 2014-C24, Class A5 3.607%, 11/15/47	230,000	239
Total Non-U.S. Government Mortgage-Backed Securities (Cost $29,253)		29,527

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.5%

U.S. Government Agency Obligations 7.0% (6)

Federal Home Loan Mortgage		
1.426%, 8/25/17	175,000	177
1.875%, 4/25/22	276,218	277
2.50%, 5/1/28	268,693	275

3.00%, 12/1/42 - 7/1/43	3,671,179	3,717
3.50%, 8/1/42 - 5/1/43	2,677,490	2,790
4.00%, 6/1/24 - 12/1/41	2,541,292	2,714
4.50%, 11/1/18 - 10/1/40	3,203,470	3,479
5.00%, 10/1/18 - 8/1/40	1,579,864	1,751
5.50%, 3/1/18 - 10/1/38	523,204	584
6.00%, 10/1/16 - 8/1/38	423,978	480
6.50%, 3/1/32 - 9/1/34	131,912	153
7.00%, 4/1 - 6/1/32	6,006	7
Federal Home Loan Mortgage, ARM		
2.225%, 7/1/35	23,676	25
2.285%, 9/1/32	1,365	1
2.419%, 2/1/37	124,064	133
2.432%, 1/1/37	26,912	29
2.609%, 2/1/37	108,686	117
2.761%, 2/1/37	110,557	120
5.86%, 12/1/36	17,622	19
5.945%, 10/1/36	37,387	40
6.064%, 11/1/36	26,784	29
6.106%, 10/1/36	47,522	51
6.421%, 8/1/36	11,311	12
Federal Home Loan Mortgage, TBA		
4.00%, 1/1/40	795,000	848
4.50%, 1/1/35	1,075,000	1,167
Federal National Mortgage Assn.		
2.50%, 10/1/27 - 3/1/43	4,361,692	4,441
3.00%, 1/1/27 - 11/1/43	18,288,747	18,696
3.50%, 3/1/34 - 11/1/44	8,042,795	8,402
4.00%, 4/1/26 - 9/1/43	7,963,165	8,520

4.50%, 5/1/19 - 9/1/42	6,073,523	6,609
5.00%, 6/1/18 - 2/1/42	7,087,238	7,863
5.50%, 1/1/17 - 9/1/41	4,980,421	5,586
6.00%, 5/1/21 - 5/1/42	4,138,421	4,708
6.50%, 5/1/17 - 5/1/40	995,243	1,143
7.00%, 1/1/31 - 7/1/32	11,449	13
Federal National Mortgage Assn., ARM		
2.192%, 11/1/35	68,406	73
2.205%, 8/1/36	73,478	79
2.651%, 12/1/36	69,266	74
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	7,060	1
Federal National Mortgage Assn., TBA		
2.50%, 1/1/27	1,290,000	1,312
3.00%, 1/1/27 - 1/1/42	4,600,000	4,746
3.50%, 1/1/41	1,575,000	1,642
4.00%, 1/1/19 - 1/1/40	2,580,000	2,753
4.50%, 1/1/35	3,200,000	3,469
5.00%, 1/1/34	655,000	726
		99,851

U.S. Government Obligations 1.5%

Government National Mortgage Assn.		
2.50%, 12/20/42 - 3/20/43	3,450,215	3,412
3.00%, 8/20 - 11/20/42	316,298	325
3.50%, 7/20/42 - 9/20/44	2,529,158	2,660
4.00%, 9/20/40 - 7/20/42	2,255,373	2,427
4.50%, 11/20/39 - 3/20/41	3,059,954	3,366
5.00%, 7/20/39 - 8/20/41	1,412,487	1,579
5.50%, 7/15/33 - 1/20/36	683,162	776
6.00%, 5/15/26 - 6/20/44	135,281	154

6.50%, 2/15/28 - 5/15/40	158,452	181
7.00%, 2/20 - 7/20/27	13,230	15
7.50%, 11/15/25 - 6/15/32	11,230	13
8.00%, 3/15/22 - 10/20/25	2,018	2
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	272,162	55
4.50%, 11/20/37 - 12/20/39	1,148,360	140
Government National Mortgage Assn., TBA		
3.00%, 1/1/42	2,070,000	2,120
3.50%, 1/1/41	2,055,000	2,159
4.00%, 1/1/40	815,000	874
4.50%, 1/1/35	435,000	477
		20,735
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $118,602)		120,586

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 6.5%

U.S. Government Agency Obligations 0.1% (7)

Federal National Mortgage Assn., 4.375%, 10/15/15	925,000	958
Federal National Mortgage Assn., 7.125%, 1/15/30	65,000	98
		1,056

U.S. Treasury Obligations 6.4%

U.S. Treasury Bonds, 3.00%, 11/15/44	1,970,000	2,012
U.S. Treasury Bonds, 3.125%, 2/15/43	9,095,000	9,496
U.S. Treasury Bonds, 3.375%, 5/15/44	1,585,000	1,735
U.S. Treasury Bonds, 4.625%, 2/15/40	2,300,000	3,057
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	541,318	528
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	8,359,883	8,523

U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15	1,732,718	1,727
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/15	1,835,580	1,858
U.S. Treasury Notes, 0.625%, 11/30/17	10,295,000	10,208
U.S. Treasury Notes, 0.875%, 2/28/17	12,000,000	12,075
U.S. Treasury Notes, 1.25%, 10/31/18	17,485,000	17,496
U.S. Treasury Notes, 1.50%, 5/31/19	15,500,000	15,568
U.S. Treasury Notes, 2.00%, 8/31/21	3,045,000	3,070
U.S. Treasury Notes, 2.75%, 2/15/19 (8)	3,330,000	3,525
		90,878
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $89,159)		91,934

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.0%

CNOOC Finance 2014, 4.25%, 4/30/24	200,000	209
Comision Federal de Eletricidad, 4.875%, 1/15/24 (5)	200,000	213
CRCC Yupeng, VR, 3.95%, 2/28/49	200,000	202
Ecopetrol, 4.125%, 1/16/25	480,000	469
Ecopetrol, 5.875%, 5/28/45	70,000	70
Electricite de France, 4.60%, 1/27/20 (5)	225,000	250
Export-Import Bank of India, 4.00%, 8/7/17	310,000	325
Government of Bermuda, 4.138%, 1/3/23 (5)	200,000	201
Government of Bermuda, 4.854%, 2/6/24 (5)	510,000	532
Government of Bermuda, 5.603%, 7/20/20 (5)	300,000	337
KfW, 0.50%, 4/19/16	573,000	574
Kingdom of Morocco, 4.25%, 12/11/22 (5)	610,000	628
Pemex Project Funding Master Trust, 6.625%, 6/15/35	45,000	53
Pertamina, 4.30%, 5/20/23	200,000	199
Pertamina, 6.45%, 5/30/44 (5)	220,000	238

SECURITIES LENDING COLLATERAL 0.0%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.0%

Short-Term Funds 0.0%

T. Rowe Price Short-Term Reserve Fund, 0.03% (11)(12)	58,603	586
Total Investments through Securities Lending Program with JPMorgan Chase Bank		586
Total Securities Lending Collateral (Cost $586)		586
Total Investments in Securities		
101.4% of Net Assets (Cost $1,228,187)		**$ 1,442,627**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at November 30, 2014 -- total value of such securities at period-end amounts to $557. See Note 4.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $137 and represents 0.0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $41,843 and represents 2.9% of net assets.

(6) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(7) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(8) At November 30, 2014, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(9) Insured by Assured Guaranty Municipal Corp.

(10) SEC 30-day yield

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,228,187)	$ 1,442,627
Receivable for investment securities sold	7,927
Interest and dividends receivable	3,143
Receivable for shares sold	316
Foreign currency (cost $54)	54
Other assets	614
Total assets	1,454,681
Liabilities	
Payable for investment securities purchased	30,372
Obligation to return securities lending collateral	586
Payable for shares redeemed	546
Investment management fees payable	359
Due to affiliates	99
Variation margin payable on futures contracts	52
Bilateral swap premiums received	22
Unrealized loss on bilateral swaps	1
Other liabilities	563
Total liabilities	32,600
NET ASSETS	$ 1,422,081
Net Assets Consist of:	
Undistributed net investment income	$ 3,961
Accumulated undistributed net realized gain	47,518
Net unrealized gain	214,260
Paid-in capital applicable to 74,559,480 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,156,342
NET ASSETS	$ 1,422,081
NET ASSET VALUE PER SHARE	$ 19.07

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 40% stocks, 40% bonds, and 20% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended November 30, 2014.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2014:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 518,327	$ —	$ —	$ 518,327
Common Stocks	391,851	130,707	19	522,577
Preferred Stocks	—	2,059	—	2,059
Convertible Preferred Stocks	—	346	118	464
Convertible Bonds	—	13	—	13
Corporate Bonds	—	102,072	—	102,072
Asset-Backed Securities	—	30,242	—	30,242
Non-U.S. Government Mortgage-Backed Securities	—	29,527	—	29,527
U.S. Government & Agency Mortgage-Backed Securities	—	120,586	—	120,586
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	—	91,934	—	91,934
Foreign Government Obligations & Municipalities	—	13,698	—	13,698
Municipal Securities	—	11,128	—	11,128
Total Securities	$ 910,178	$ 532,312	$ 137	$ 1,442,627
Liabilities				
Swaps	$ —	$ 23	$ —	$ 23
Futures Contracts	33	—	—	33
Total	$ 33	$ 23	$ —	$ 56

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2014, totaled $1,000 for the six months ended November 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2014, securities valued at $246,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 1% and 3% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2014, the notional amount of protection sold by the fund totaled $950,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2014, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2014, the value of loaned securities was $557,000; the value of cash collateral and related investments was $586,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $176,454,000 and $170,332,000, respectively, for the six months ended November 30, 2014. Purchases and sales of U.S. government securities aggregated $257,274,000 and $244,293,000, respectively, for the six months ended November 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2014, the cost of investments for federal income tax purposes was $1,236,751,000. Net unrealized gain aggregated $205,696,000 at period-end, of which $225,607,000 related to appreciated investments and $19,911,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2014, expenses incurred pursuant to these service agreements were $93,000 for Price Associates; $255,000 for T. Rowe Price Services, Inc.; and $124,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the six months ended November 30, 2014, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 16, 2015